THE PURISIMA TOTAL RETURN FUND
                        THE PURISIMA PURE AMERICAN FUND
                         THE PURISIMA PURE FOREIGN FUND

                                each a series of

                               The Purisima Funds



                      STATEMENT OF ADDITIONAL INFORMATION




      This Statement of Additional Information dated December 29, 2003, as supplemented on June 22, 2004, is meant to be read in conjunction with the Prospectus dated December 29, 2003 for the funds named above (collectively, the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing the Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or calling 1-800-841-0199. Capitalized terms used but not defined in this SAI have the same meanings as in the Prospectus.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

      The audited financial statements for The Purisima Funds (the "Trust") for the fiscal period ended August 31, 2003 are incorporated by reference to the Trust's August 31, 2003 Annual Report.

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                               TABLE OF CONTENTS

                                                                            Page

ADDITIONAL INVESTMENT INFORMATION..............................................3

INVESTMENT RESTRICTIONS.......................................................13

ADDITIONAL TRUST INFORMATION..................................................16

COMPENSATION TABLE............................................................19

CODE OF ETHICS................................................................19

ANTI-MONEY LAUNDERING PROGRAM.................................................19

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................21

SERVICES PROVIDED TO THE FUNDS................................................22

DISTRIBUTION OF SHARES........................................................27

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................28

TAXES.........................................................................29

NET ASSET VALUE...............................................................32

DESCRIPTION OF SHARES.........................................................34

INDIVIDUAL RETIREMENT ACCOUNTS................................................37

PERFORMANCE INFORMATION.......................................................37

OTHER INFORMATION.............................................................40

FINANCIAL STATEMENTS..........................................................41

APPENDIX A....................................................................42

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                       ADDITIONAL INVESTMENT INFORMATION


      This Statement of Additional Information relates to the following three series or mutual funds of The Purisima Funds, a Delaware statutory trust :

            The Purisima Total Return Fund (the "Total Return Fund"), The Purisima Pure American Fund (the "Pure American Fund"), The Purisima Pure Foreign Fund (the "Pure Foreign Fund")

      The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Trust and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

      The investment objective of each Fund is to produce a high total return. Because of the risks inherent in all investments, there can be no assurance that any Fund will meet its objective. No Fund is intended by itself to constitute a balanced investment program.

      Unless specifically designated as a "fundamental" policy (which may be changed only with the approval by a majority of a Fund's outstanding shares, as defined in the Investment Company Act of 1940), all investment policies described below may be changed by the Funds' Board of Trustees without shareholder approval.

      SMALLER CAPITALIZATION COMPANIES. The Funds may invest a substantial portion of their assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small- and medium-sized companies as well as start-up companies can at times provide greater growth potential than larger, more mature companies, investing in the securities of these companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter and other markets typically are larger than the spreads for more actively traded securities. As a result, a Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

      Investors should be aware that, based on the foregoing factors, to the extent a Fund invests a significant portion of its assets in the securities of smaller companies, an investment in the Fund may be subject to greater price fluctuations than if it invested primarily in larger, more established companies.

      UNITED STATES GOVERNMENT OBLIGATIONS. The Funds may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one

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year or less; Treasury Notes have initial maturities of one to ten years; and
Treasury Bonds generally have initial maturities of greater than ten years.

      Obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (for example, Ginnie Mae Certificates); (b) the right of the issuer to borrow from the Treasury (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (such as those issued by Fannie Mae); and (d) only the credit of the agency or instrumentality itself (such as those issued by the Student Loan Marketing Association). While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so because it is not so obligated.

      MONEY MARKET INSTRUMENTS. The Funds may invest in a variety of money market instruments for temporary defensive purposes, pending investment in other types of securities, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may also be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

      REPURCHASE AGREEMENTS. The Funds may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited by the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at

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all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

      FIXED-INCOME SECURITIES. In order to reduce the risk of non-payment of principal or interest on these securities, fixed-income securities purchased by the Funds will be limited to investment grade fixed-income securities. Investment grade securities are those securities which, at the time of purchase, are rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized securities rating organizations, or securities which are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.

      ASSET-BACKED SECURITIES. Each Fund may purchase up to 5% of its net assets in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage pre-payments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs") issued by private companies.

      The Funds may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and CMOs, which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed

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Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the discretionary authority of the U.S. Treasury to provide certain credit support. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

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      ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original issue discount (or deemed discount) on such securities accruing that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

      YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, and other rating agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act"), that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Trustees have delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Certain securities are deemed illiquid by the Securities and Exchange Commission (the "SEC") including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to each Fund's limitation on illiquid securities.

      Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees.

      If through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund's net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

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      WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by a corporation enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that a Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. No Fund will invest more than 5% of its net assets, taken at market value, in warrants. Warrants attached to other securities acquired by a Fund are not subject to this restriction.

      FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed when the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party. The Funds will purchase securities on a when-issued basis or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

      When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund's custodian or subcustodian will designate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments.

      HEDGING STRATEGIES. The Funds may use various options transactions for the purpose of hedging or earning additional income. There can be no assurance that such efforts will succeed. The Funds may write (i.e., sell) call and put options, and buy put or call options. These options may relate to particular securities or stock or bond indexes and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. No Fund will purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written).

      Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options exchanges upon which they are traded and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

      SWAP TRANSACTIONS. The Funds may use another type of derivative transaction, known as a swap transaction, in an effort to hedge risk or to earn additional returns. Swaps allow the parties to exchange the dividend income or other components of return on an equity or other investment (e.g., a group of equity

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securities or an index) for a component of return on another non-equity or equity investment. Swaps are derivatives, and their values can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of a swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. Swaps are not liquid investments.

      OPTIONS.

      General. The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

      A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time (or, in some cases, on certain specified dates) prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer represents consideration for undertaking the obligation under the option contract.

      Securities index options are put options and call options on various securities indexes. In most respects, they are identical to listed options on common stocks or bonds. The primary difference between securities options and index options occurs when index options are exercised. In the case of securities options, the underlying security, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

      A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the

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underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held as collateral until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

      If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      Certain Risks Regarding Options. There are a number of special risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction to not achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for various reasons, including: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      Successful use by a Fund of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Because the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on securities indexes acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of securities index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, designate liquid assets with their Custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      INVESTMENT COMPANIES. Each Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

      CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for each Fund will generally not exceed 100%. However, this should not be considered as a limiting factor. Total Return Fund's portfolio turnover rate for the fiscal years ended August 31, 2003 and 2002 was 12.57% and 60.76%, respectively. Pure American Fund's portfolio turnover rate for the fiscal years ended August 31, 2003 and 2002 was 31.47% and 75.54%, respectively. Pure Foreign Fund's portfolio turnover rate for the fiscal years ended August 31, 2003 and 2002 was 22.02% and 69.59%, respectively.

      SHORT SALES. The Funds may seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security that it does not own, in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the market at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of loss increased, by the amount of the premium, dividends, interest, or expense the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at any acceptable price.

      The staff of the SEC is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of
Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"). The staff has taken the position that in order to comply with the provisions of
Section 18, the Fund must put in a segregated account (not with the broker) an amount of cash or securities equal to the difference between: (a) the market value of the securities sold short, and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

                            INVESTMENT RESTRICTIONS

      Each Fund has adopted certain investment restrictions consistent with its investment objective. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment limitations except with respect to the Fund's restrictions on borrowings as set forth in fundamental restriction 7 below.

      No Fund's fundamental restrictions can be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

      No Fund may:

      1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act"); provided, however, the Fund may engage in transactions involving options, futures and options on futures contracts.

      2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

      3. With respect to 75% of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer or (b) the securities of any issuer if such purchase would cause the Fund to own more than 10% of the outstanding voting securities of any one issuer.

      4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

      5. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

      6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

      7. Borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33-1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by designated liquid assets where appropriate.

      8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

      No Fund may:

      1. Purchase securities of other investment companies except to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      2. Make investments for the purpose of exercising control or management of any company except that the Fund or its agent may vote portfolio securities in their discretion.

      3. Acquire illiquid securities if, as a result of such investments, more than 15% of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities.

      4. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts and options thereon, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a joint securities trading account.)

      5. Borrow money except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets; provided, however, the Fund may engage in transactions involving options. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

      In determining industry classification with respect to the Funds, the Adviser intends to use the industry classification titles in the Standard Industrial Classification Manual.

      A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

                          ADDITIONAL TRUST INFORMATION


      TRUSTEES AND OFFICERS. Information regarding the Board of Trustees and officers of the Trust, including their principal business occupations during at least the last five years, is set forth below. Each Trustee who is an "interested person" of the Trust or the Adviser as defined in the 1940 Act ("Independent Trustee"), is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Trust since July 1996. The address of each of the officers and Trustees is c/o The Purisima Funds, 13100 Skyline Blvd., Woodside, CA 94062-4547.

--------------------------------------------------------------------------------------------------------------------------
                                                TERM OF                                 # OF PORTFOLIOS
                                              OFFICE AND                                     IN FUND           OTHER
                                 POSITION      LENGTH OF       PRINCIPAL OCCUPATION          COMPLEX       DIRECTORSHIPS
                                   WITH          TIME          DURING THE PAST FIVE        OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE           THE TRUST       SERVED                YEARS                  TRUSTEE          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Pierson E. Clair III (55)      Trustee       Indefinite     President and Chief                 3          Signature
Fisher Investments, Inc.                     term; since    Executive Officer of                           Foods, Inc.
13100 Skyline Blvd.                          1996           Brown & Haley since 1998
Woodside, CA 94062                                          (fine confectioners);
                                                            Vice President of Blummer
                                                            Chocolate Company from
                                                            1980 to 1997, where he
                                                            had been employed since
                                                            1970.
--------------------------------------------------------------------------------------------------------------------------
Scott LeFevre (46)             Trustee       Indefinite     Sole proprietor of                  3          None
Fisher Investments, Inc.                     term; since    LeFevre Capital
13100 Skyline Blvd.                          2001           Management.
Woodside, CA 94062
--------------------------------------------------------------------------------------------------------------------------
Alfred D. McKelvy, Jr. (54)    Trustee       Indefinite     Executive Director of the           3          Diablo Valley
Fisher Investments, Inc.                     term; since    law firm of Berding &                          Bank; East
13100 Skyline Blvd.                          2003           Weil, LLP since 1990.                          Bay BOMA.
Woodside, CA 94062
--------------------------------------------------------------------------------------------------------------------------
Bryan F. Morse (51)            Trustee       Indefinite     Sole proprietor of Bryan            3          None
Fisher Investments, Inc.                     term; since    F. Morse, RIA, a
13100 Skyline Blvd.                          1996           registered investment
Woodside, CA 94062                                          adviser since 1990.
--------------------------------------------------------------------------------------------------------------------------
Grover T. Wickersham (54)      Trustee       Indefinite     Attorney in private                 3          None
Fisher Investments, Inc.                     term; since    practice in Palo Alto,
13100 Skyline Blvd.                          1996           California. Prior to
Woodside, CA 94062                                          entering private practice
                                                            in June of 1981, served
                                                            as a Branch Chief of the
                                                            Los Angeles Regional
                                                            Office of the U.S.
                                                            Securities and Exchange
                                                            Commission.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                TERM OF                                 # OF PORTFOLIOS
                                              OFFICE AND                                     IN FUND           OTHER
                                 POSITION      LENGTH OF       PRINCIPAL OCCUPATION          COMPLEX       DIRECTORSHIPS
                                   WITH          TIME          DURING THE PAST FIVE        OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE           THE TRUST       SERVED                YEARS                  TRUSTEE          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Kenneth L. Fisher* (53)        President     Indefinite     Chief Executive Officer             3          None
Fisher Investments, Inc.       and Trustee   term; since    and majority shareholder
13100 Skyline Blvd.                          1996           of the Adviser, and has
Woodside, CA 94062                                          served in such capacities
                                                            since the incorporation
                                                            of the Adviser in 1986.
                                                            Prior thereto, he was the
                                                            founder of Fisher
                                                            Investments, a sole
                                                            proprietorship which
                                                            commenced operations in
                                                            1978.
--------------------------------------------------------------------------------------------------------------------------
Sherrilyn A. Fisher* (54)      Secretary     Indefinite     Senior Vice President and          N/A         N/A
Fisher Investments, Inc.                     term; since    Corporate Secretary of
13100 Skyline Blvd.                          1996           the Adviser.  Ms. Fisher
Woodside, CA 94062                                          has been employed by the
                                                            Adviser since 1986.
--------------------------------------------------------------------------------------------------------------------------
David L. Ruiz CPA* (39)        Treasurer     Indefinite     Controller of the Advisor          N/A         N/A
Fisher Investments, Inc.                     term, since    since July 2001.  Prior
13100 Skyline Blvd.                          2003           Consultant for Agilent
Woodside, CA  94062                                         Technologies in the first
                                                            half of 2001, Controller
                                                            for Name Secure in 2000
                                                            and Chief Financial
                                                            Officer of Nomura Asset
                                                            Capital Services in 1998
                                                            and 1999.
--------------------------------------------------------------------------------------------------------------------------

*     "Interested person" of the Trust, as defined in the 1940 Act.


TRUSTEE OWNERSHIP OF FUND SHARES

      The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of December 31, 2002:

                        Key
                        ---
                        A. $1-$10,000
                        B. $10,001-$50,000
                        C. $50,001-$100,000

-------------------------

                        D. over $100,000

     Dollar Range of Equity Securities Beneficially Owned in the Funds (1)
     ---------------------------------------------------------------------



                                                    AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES
                                                    BENEFICIALLY OWNED IN ALL
                                                      REGISTERED INVESTMENT
                         TOTAL     PURE     PURE      COMPANIES OVERSEEN BY
                        RETURN   AMERICAN  FOREIGN    TRUSTEE IN FAMILY OF
NAME OF TRUSTEE          FUND      FUND     FUND     INVESTMENT COMPANIES (1)
--------------------------------------------------------------------------------
Kenneth L. Fisher*        D         D        D                  D

Pierson E. Clair III      D       None      None                D

Scott LeFevre             A       None      None                A

Alfred D. McKelvy, Jr.    A         A        A                  A

Bryan F. Morse            B       None      None                B

Grover T. Wickersham      B       None      None                B

--------------------------------------------------------------------------------
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

      As of August 31, 2003, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $60,000.


BOARD COMMITTEES

      Audit Committee. The Trust has an Audit Committee, which is comprised of certain independent members of the Board of Trustees, Bryan F. Morse, Grover T. Wickersham, Scott LeFevre and Pierson E. Clair III. The Audit Committee reviews financial statements and other audit-related matters for the Trust. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee met once during the last fiscal year on October 16, 2003.

      Nomination Committee. The Trust has a Nomination Committee, which is comprised of certain independent members of the Board of Trustees, Bryan F. Morse, Grover T. Wickersham and Pierson E. Clair III. The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and

-------------------------
meets only as necessary. There are no policies in place regarding nominees recommended by shareholders. The Committee nominated and elected Alfred D. McKelvy Jr. at the January 23, 2003 meeting.

      Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Trust securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. Members of the Valuation Committee are Kenneth L. Fisher and Grover T. Wickersham. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee did not have reason to meet during the fiscal year ended August 31, 2003.

      The Trustees of the Trust who are officers of the Adviser receive no remuneration from the Trust. Each of the other Trustees is paid a fee of $500 for each meeting attended and is reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Trustees for the fiscal year ended August 31, 2003. Mr. Fisher did not receive any Trustees fees.

                               COMPENSATION TABLE


                               Pension or Retirement                         Total
                  Aggregate     Benefits Accrued As   Estimated Annual  Compensation from
                 Compensation          Part of            Benefits           Company
Name             from Company     Company Expenses     Upon Retirement   Paid to Trustees
----             ------------     ----------------     ---------------   ----------------
Mr. Fisher*         $0                   $0                  $0                $0
Mr. Clair           $2,000               $0                  $0                $2,000
Mr. LeFevre         $2,000               $0                  $0                $2,000
Mr. McKelvy         $1,000               $0                  $0                $1,000
Mr. Morse           $2,000               $0                  $0                $2,000
Mr. Wickersham      $2,000               $0                  $0                $2,000

                                  CODE OF ETHICS


      The Boards of the Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel subject to these Codes to invest in securities that may be purchased or held by the Funds.

                         ANTI-MONEY LAUNDERING PROGRAM.


      The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Funds' Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

      As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

                             PROXY VOTING GUIDELINES

The Adviser provides a voice on behalf of shareholders of the Funds. The Adviser views the proxy voting process as an integral part of the relationship with the Funds. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Funds' proxy voting policies are summarized below.

Policies of the Funds' Investment Adviser. It is the Adviser's policy to vote all proxies received by the Funds in a timely manner. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.


Conflicts of Interest. The Adviser's duty is to vote in the best interests of the Funds' shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Funds, the Adviser will take one of the following steps to resolve the conflict:

1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;
2. Disclose the conflict to the Disinterested Trustees of the Funds and obtain their direction on how to vote the proxy; or
3. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

      In the event of a conflict between the interests of the Adviser and the Funds, the Adviser's policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy. The Board has delegated this authority to the independent directors, and the proxy voting direction in such a case shall be determined by a majority of the independent trustees.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-841-0199 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-800-841-0199 and will be sent by first class mail within three business days of receipt of a request.



                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


      A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Portfolio or acknowledges the existence of control. As of December 1, 2003, the officers and trustees of the Trust owned, as a group, less than 1.00% of the Total Return Fund's outstanding securities, 18.68% of the Pure American Fund's outstanding securities, and 6.60% of the Pure Foreign Fund's outstanding securities. On December 1, 2003, the following shareholders owned of record and beneficially, more than 5% of the Total Return Fund, Pure American Fund and Pure Foreign Fund's outstanding shares. An asterisk (*) denotes an account affiliated with the Fund's investment adviser, officers or trustees:

            TOTAL RETURN FUND
                                % of
   Name                         Shares
   -------------------------------------
   Charles Schwab & Company
   San Francisco, CA 94104      20.26%


            PURE AMERICAN FUND

                                % of
   Name                         Shares
   -------------------------------------
   Charles Schwab & Company
   San Francisco, CA 94104      46.69%
   Kenneth Fisher*
   Woodside, CA  94062          18.68%
   Mike Presley & Linda         5.24%
   Presley JTWros
   Birmingham, AL  35243


            PURE FOREIGN FUND

                                % of
   Name                         Shares
   -------------------------------------
   Charles Schwab & Company
   San Francisco, CA 94104      32.24%
   Ratco Productions, Inc.      9.63%
   Los Angeles, CA 90049

   Kenneth Fisher & Sherrilyn   6.60%
   Fisher JTWros*
   Woodside, CA  94062

   Alice A. Townsend            5.73%
   Hunt, TX  78024


                        SERVICES PROVIDED TO THE FUNDS.


      Investment Adviser. The investment adviser to the Funds is Fisher Investments, Inc. (the "Adviser"). Mr. Kenneth L. Fisher is the founder, Chairman and Chief Executive Officer of the Adviser and is a majority shareholder of the Adviser. As such, he controls the Adviser.

      Advisory Services for the Total Return Fund. Pursuant to the Investment Management Agreement entered into between the Trust on behalf of the Total Return Fund and the Adviser (the "Investment Management Agreement"), the Adviser determines the composition of the Fund's portfolio, the nature and timing of the changes to the Fund's portfolio, and the manner of implementing such changes ("Management Services"). Included as part of these Management Services the Adviser also (a) provides the Total Return Fund with investment advice, research and related services for the investment of its assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Investment Management Agreement; and (d) furnishes the Fund with office space and certain administrative services. The services of the Adviser or any affiliate thereof are not deemed to be exclusive and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Total Return Fund may reimburse the Adviser (on a cost recovery basis only) for any services performed for the Fund by the Adviser outside of its duties under the Investment Management Agreement.

      The Investment Management Agreement is dated as of October 25, 1996, as amended April 16, 1998. The Investment Management Agreement has an initial term of two years from the Fund's commencement of operations and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was initially approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party on September 26, 1996 and by the initial shareholder of the Total Return Fund on September 26, 1996. The Investment Management Agreement is terminable with respect to the Fund without penalty on 60-days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically if it is assigned (as defined in the 1940 Act).


      The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets. The Adviser is a party to an Operating Expenses Agreement with the Trust and has agreed to reimburse the Fund to the extent aggregate annual operating expenses exceed 1.50% per year. That agreement has a renewable rolling 10-year term. Reimbursement of expenses in excess of the applicable limitation will be paid to the Fund by reducing the Adviser's fee, subject to later adjustment. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of the foregoing.

      The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to approval by the Board of Trustees and the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee or expense reimbursement will be accounted for as a contingent liability of the Fund and is described in the notes to the financial statements of the Fund until such time as it appears that the Fund will be able to and is likely to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

      In approving the Investment Management Agreement on behalf of the Fund, at a Meeting of the Board of Trustees on October 16, 2003, the Board of Trustees, including the Independent Trustees, took into consideration several factors, including:

      (a) the nature and quality of the services to be provided by the Adviser to the Fund;
      (b)   the appropriateness of the fees paid by the Fund to the Adviser;
      (c)   the level of Fund expenses;
      (d) the reasonableness of the potential profitability of the Investment Management Agreement to the Adviser;
      (e)   the performance of the Fund; and
      (f)   the nature of the Fund's proposed investments.

      Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Trustees noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser's proposed brokerage practices were reasonable.

      In considering whether to renew the Investment Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above, the Trustees and Independent Trustees concluded that the Investment Management Agreement was fair, reasonable and in the best interest of shareholders, and that it should be approved.

      The organizational expenses of the Total Return Fund were advanced by the Adviser and were reimbursed by the Fund. For the fiscal year ended August 31, 2003, the Advisory fees were $1,964,219 of which the Adviser waived $129,719. For the fiscal year ended August 31, 2002, the Advisory fees were $1,653,540 of which the Adviser waived $11,042. For the fiscal year ended August 31, 2001, the Advisory fees were $953,873 of which the Adviser waived $102,939.

      The Investment Management Agreement provides that the Adviser shall not be liable to the Total Return Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.


      Administrator. U.S. Bancorp Fund Services, L.L.C. serves as the Total Return Fund's Administrator. Pursuant to an administration agreement with the Trust on behalf of the Fund, the Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Trust or the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and the Fund, and supervision of other organizations that provide services to the Fund. Certain junior officers of the Trust and the Fund may be provided by the Administrator. The Trust has agreed to pay the Administrator an annual fee equal to 0.10% of the first $200 million of average daily net assets of the Fund, 0.05% of the next $300 million of such net assets, and 0.03% thereafter, subject to a minimum annual fee of $40,000.

                -------------------------------------------------
                                                    Total Return
                Administrator Fee                       Fund
                -------------------------------------------------
                Fiscal Year Ended August 31, 2003     $192,285
                -------------------------------------------------
                Fiscal Year Ended August 31, 2002     $165,354
                -------------------------------------------------
                Fiscal Year Ended August 31, 2001     $ 58,207
                -------------------------------------------------

      Custodian, Transfer Agent and Dividend Paying Agent. U.S. Bank, N.A. (the "Custodian") serves as the custodian and U.S. Bancorp Fund Services, LLC. (the "Transfer Agent") serves as the transfer and dividend paying agent for the Total Return Fund. Under the terms of the respective agreements, the Custodian is responsible for the receipt and delivery of the Fund's securities and cash, and the Transfer Agent is responsible for processing purchase and redemption requests for Fund shares as well as the recordkeeping of ownership of the Fund's shares, payment of dividends as declared by the Trustees and the issuance of confirmations of transactions and annual statements to shareholders. The Custodian and the Transfer Agent do not exercise any supervisory functions over the management of the Trust or the Fund or the purchase and sale of securities.

      Management Services for the Pure American Fund and the Pure Foreign Fund. The Trust, on behalf of the Pure American Fund and the Pure Foreign Fund, has entered into a Comprehensive Management Agreement with the Adviser, dated September 29, 1998 (the "Comprehensive Management Agreement"). The fee payable to the Adviser by each of these Funds under the Comprehensive Agreement is the only fee or expense payable by the Fund for the ordinary services described below:

      (a) The Adviser provides these Funds with all Management Services as described above for the Total Return Fund.

      (b) The Adviser provides these Funds with all administrative services, primarily by retaining the Administrator to perform the same administrative services for these Funds as the Administrator performs for the Total Return Fund.

      (c) The Adviser provides these Funds with custody and transfer agency services by retaining the Custodian and Transfer Agent to perform the same services for these Funds as they perform for the Total Return Fund.

      As compensation for its services, these Funds pay to the Adviser a monthly management fee at the annual rate specified in the Prospectus.

      The Comprehensive Management Agreement is dated as of September 29, 1998. The Comprehensive Management Agreement has an initial term of two years from the Funds' commencement of operations and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Comprehensive Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Comprehensive Management Agreement was initially approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party on July 16, 1998 and by the initial shareholder of each Fund on September 29, 1998. The Comprehensive Management Agreement is terminable with respect to a Fund without penalty on 60-days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically if it is assigned (as defined in the 1940 Act).

      Because the fee paid to the Adviser under the Comprehensive Management Agreement covers all services and operating expenses ordinarily incurred by a Fund (other than brokerage commissions, dealer mark-ups, taxes, interest and extraordinary items), the Adviser has not separately agreed to reimburse or limit Fund expenses. The contractual fee paid to the Adviser effectively limits Fund operating expenses. Under the Investment Management Agreement for the Total Return Fund, the Adviser may recoup prior reductions or expense reimbursements for three years if the Total Return Fund's expenses fall below the applicable expense cap. The Comprehensive Management Agreement contains no provision for the Adviser to recoup these amounts. Instead, the Adviser would continue to receive its specified fee even if actual total fund operating expenses would be less than the contractual rate. The Adviser may potentially earn greater profits under the Comprehensive Management Agreement if assets of the Funds grow sufficiently large to reduce actual operating expenses to less than the Adviser's comprehensive fee. The Board of Trustees will consider the level of profitability of the comprehensive fee in its decision to renew the Comprehensive Management Agreement.

      In approving the Comprehensive Management Agreement on behalf of the Funds, at a Meeting of the Board of Trustees on October 16, 2003, the Board of Trustees, including the Independent Trustees, took into consideration several factors, including:

      (a) the nature and quality of the services to be provided by the Adviser to the Funds;
      (b)   the appropriateness of the fees paid by the Funds to the Adviser;
      (c)   the level of Fund expenses;
      (d) the reasonableness of the potential profitability of the Comprehensive Management Agreement to the Adviser;
      (e)   the performance of the Funds; and
      (f)   the nature of the Funds' proposed investments.

      Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Trustees noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser's proposed brokerage practices were reasonable.

      In considering whether to renew the Comprehensive Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above, the Trustees and Independent Trustees concluded that the Comprehensive Management Agreement was fair, reasonable and in the best interest of shareholders, and that it should be approved.

      As with the Comprehensive Management Agreement, the Adviser's services to these Funds is not exclusive and the Adviser may provide similar services to other investment companies and clients.

      ----------------------------------------------------------------
                                         Pure American   Pure Foreign
      Management Fee                          Fund           Fund
      ----------------------------------------------------------------
      Fiscal Year Ended August 31, 2003     $36,892       $42,595
      ----------------------------------------------------------------
      Fiscal Year Ended August 31, 2002     $45,954*      $62,417*
      ----------------------------------------------------------------
      Fiscal Year Ended August 31, 2001   $5,629,551*   $11,835,291*
      ----------------------------------------------------------------

      ----------------------------------------------------------------
      *For the fiscal years ended August 31, 2002 and 2001, the Adviser waived $11,337 and $5,624,734 of its management fees for the Pure American Fund, respectively. For the fiscal years ended August 31, 2002 and 2001, the Adviser waived $17,797 and $11,821,690 of its management fees for the Pure Foreign Fund, respectively.

      The Comprehensive Management Agreement provides that the Adviser shall not be liable to these Funds or their shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      LEGAL COUNSEL. The validity of the shares offered by the Prospectus has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441.

      INDEPENDENT ACCOUNTANTS. Tait, Weller & Baker, 1818 Market Street, 2400 Floor, Philadelphia, PA 19103-3638, are the independent accountants for the Funds. They are responsible for performing an audit of the Funds' year-end financial statements as well as providing accounting and tax advice to the management of the Trust. The financial statements incorporated by reference in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Tait, Weller & Baker given on the authority of that firm as experts in auditing and accounting.

                             DISTRIBUTION OF SHARES


      DISTRIBUTION AGREEMENT. Purisima Securities, LLC ( the "Distributor") an affiliate of the Adviser, serves as distributor of the Funds pursuant to a Distribution Agreement ("Distribution Agreement") with the Trust. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Distributor or the Trust. The Distribution Agreement is required to be approved annually (after the initial two year period) by the Board of Trustees of the Trust or by vote of a majority each Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, case in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty on 60-days' written notice by the Trustees, by vote of a majority of a Fund's outstanding voting securities, or by the Distributor, and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      SERVICE AND DISTRIBUTION PLAN (RULE 12B-1 PLAN). As set forth in the Prospectus, the Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Total Return Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets. The Plan does not apply to the Pure American Fund or the Pure Foreign Fund. The Adviser would make any payments for distribution of shares of these Funds out of the Adviser's own resources.

      For the fiscal year ended August 31, 2003, the Total Return Fund paid $491,055 in distribution expenses to the Adviser, as distribution coordinator, for advertising, printing and mailing of prospectuses to other than current shareholders and compensation to sales personnel, pursuant to the Plan. The distribution fees during the fiscal year ended August 31, 2003, were used to pay compensation to sales personnel of $224,128, advertising and marketing related activities of $204,205, overhead expenses of $52,693 and registration of $10,029.

      The Plan was adopted in anticipation that the Fund would benefit from the Plan through increased sales of shares of the Fund, thereby ultimately reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Rule 12b-1 Trustees, vote annually to continue the 12b-1 Plan. The Plan may be terminated at any time by a vote of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding shares. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Trustees, including the Rule 12b-1 Trustees.

      While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees of the Trust who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. All distribution fees paid by the Total Return Fund under the 12b-1 Plan will be paid in accordance with Rule 2830 of the Conduct Rules of the National Association of Securities Dealers Regulation, Inc., as such Rules may change from time to time.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Funds' portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain best execution for the Funds, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonable competitive commission rates, the Funds will not necessarily always receive the lowest commission available.

      The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Funds. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information may be used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to the Funds. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Funds may also direct brokerage to broker-dealers who facilitate sales of the Funds' shares, subject to also obtaining best execution as described above from such broker-dealer.

      A portion of the securities in which the Funds may invest are traded in the over-the-counter markets, and the Funds intend to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with the Funds are prohibited from dealing with the Funds as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the SEC. The 1940 Act restricts transactions involving the Funds and their "affiliates," including, among others, the Trust's Trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of the Funds are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

      Investment decisions for the Funds are made independently from those of accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

                           BROKERAGE COMMISSIONS PAID
                    DURING THE FISCAL YEAR ENDED AUGUST 31,

===============================================================
                                2003        2002          2001
---------------------------------------------------------------
Total Return Fund           $137,445    $327,485      $161,422
Pure American Fund            $1,955      $2,735      $824,483
Pure Foreign Fund             $3,919      $4,985    $1,970,477
===============================================================

      Of the above amounts, the following amounts were paid to firms for research, statistical or other services provided to the Advisor:

===============================================================
                                2003        2002           2001
----------------------------------------------------------------
Total Return Fund            $76,600    $210,025        $90,713
Pure American Fund              $860      $1,319       $235,224
Pure Foreign Fund             $3,383      $2,883       $620,177
===============================================================


                                       TAXES


      GENERAL. Each Fund believes that it has qualified (or will qualify) for tax treatment as regulated investment company ("RIC") under Subchapter M of the Code for its fiscal year, and intends to be able to continue to so qualify. In order to do so, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

      Dividends and other distributions declared by the Funds in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Funds and received by the shareholders on December 31 of that year if the distributions are paid by the Funds during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      The Funds may invest in securities of foreign issuers, forward contracts and options. These investments involve complex rules to determine the character and timing of recognition of income received in connection therewith by the Funds.

      Any gain or loss realized by a Fund upon the expiration or sale of options held by it generally will be capital gain or loss. Expiration of a call option written by a Fund will result in short-term capital gain. Any security, option, or other position entered into or held by a Fund that substantially diminishes its risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

      Certain options (including options on a broad-based index, such as the Standard & Poor's 500 index) and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

      Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of securities of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than capital gain or loss.

      A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, that portion of dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the alternative minimum tax. In addition, availability of the deduction is subject to certain holding period and debt-financing limitations.

      All or a portion of a loss realized upon the sale or redemption of shares of a Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

      A Fund will be subject to a nondeductible 4% excise tax on net income to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to
(1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

      PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. A Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations. Because it is not always possible to identify a foreign issuer as a passive foreign investment company in advance of making the investment, a Fund may incur the tax in some instances.

      NON-U.S. SHAREHOLDERS. Distributions of net investment income by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business" and the foreign shareholder provides the Fund with the certification required by the IRS to that effect, in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain to a foreign shareholder generally are not subject to withholding.

      The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders and is based on current provisions of the Code and applicable Treasury Regulations, which are subject to change (possibly on a retroactive basis). Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Funds.

      The foregoing discussion and the related discussion in the Prospectus has been prepared by the management of the Funds, and does not purport to be a complete description of all tax implications of an investment in the Funds. Paul, Hastings, Janofsky & Walker LLP, legal counsel to the Funds, has expressed no opinion in respect thereof. Shareholders should consult their own advisers concerning the application of federal, state and local tax to their particular situations.

                                NET ASSET VALUE


      The net asset value per share of the Funds are calculated for the shares by adding the value of all fund securities and other assets belonging to the Funds, subtracting the liabilities charged to the Funds, and dividing the result by the number of outstanding shares of the Funds. Assets belonging to the Funds consist of the consideration received upon the issuance of shares of the Funds together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. The liabilities that are charged to the Funds are borne proportionately by each share of the Funds. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

      Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 4:00 p.m. Eastern time, on each day the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

      An example of how the Funds calculated the total offering price per share as of August 31, 2003 is as follows:

Total Return Fund

                      Net Assets       =   Net Asset Value per share
                ---------------------
                  Shares Outstanding

                    $244,136,241       =        $15.31
                ---------------------
                     15,945,893

Pure American Fund

                      Net Assets       =   Net Asset Value per share
                ---------------------
                 Shares Outstanding

                     $2,818,679        =        $10.94
                ---------------------
                      257,535

Pure Foreign Fund

                      Net Assets       =   Net Asset Value per share
                ---------------------
                 Shares Outstanding

                     $2,725,526        =        $14.10
                ---------------------
                      193,277

      Securities that are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. Securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). The Funds receive pricing information from Interactive Data Corporation ("IDC") and other independent pricing vendors. IDC and others, including Merrill Lynch, Bloomberg and Muller, are regarded as some of the more common sources of readily available pricing information. Prices provided by IDC and other private vendors also may be based on quotations from one or more market makers.

      Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

      Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

      Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                             DESCRIPTION OF SHARES


      The Trust Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series or classes representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Funds. Under the terms of the Trust Agreement, each share of a Fund has a par value of $0.01, represents a proportionate interest in the Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders are entitled to share in the net assets of the Fund available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (a) for any period during which the Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem all of a shareholder's shares (a) if such shares have an aggregate value below a designated amount, (b) to the extent that such shareholder owns shares equal to or in excess of a percentage of the outstanding shares determined from time to time by the Trustees, (c) to the extent that such shareholder owns shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust, or (d) if the Trustees determine that it is not practical, efficient or advisable to continue the operation of a Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable.

      If additional funds are created, the proceeds received by each fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that fund. The underlying assets of each fund will be segregated on the books of accounts, and will be charged with the liabilities in respect to that fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust will normally be allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

      Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interest of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-

2 also provides that the ratification of the appointment of independent accountants, the approval of the principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

      The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

      As a general matter, the Trust does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholders voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the holders of two-thirds of the shares.

      Under Delaware law, shareholders of the Trust are not generally personally liable for obligations of the Trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Trust's shareholders to liability. To guard against this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and will require that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations.

      The Trust Agreement provides that each Trustee of the Trust will be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of disabling conduct.

      The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

      The Trust Agreement also contains procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for unexpired terms of removed Trustees.

      Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

      If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

      After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                         INDIVIDUAL RETIREMENT ACCOUNTS


      Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer a prototype IRA plan which may be adopted by individuals for rollovers from existing IRAs or retirement plans. There is currently no charge for establishing an IRA account, although there is an annual maintenance fee. Earnings on amounts held in an IRA are not taxed until withdrawn.

      A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-841-2858. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

                            PERFORMANCE INFORMATION


      The Funds may disclose performance data in the Prospectus such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

      The average annual total returns before and after taxes for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. These calculations can be expressed as follows:

AVERAGE ANNUAL TOTAL RETURN

              N
      P(1 + T)  = ERV

      Where: T = average annual total return.

      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

      P = hypothetical initial payment of $1,000.

      N = period covered by the computation, expressed in terms of years.

      Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

      A Fund's performance figures will be based upon historical results and will not necessarily be indicative of future performance. A Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. The Funds' average annual return for the following periods ended August 31, 2003 is shown below:

                                                                 Inception*
                                                                  Through
          Fund                1 Year            5 Years       August 31, 2003
          ----                ------            -------       ---------------
Total Return Fund**           10.22%             7.40%             8.84%
Pure American Fund             8.91%              N/A              5.31%
Pure Foreign Fund             10.95%              N/A             11.37%
-------------------------

*Inception for the Total Return Fund was October 28, 1996. Inception for the Pure American Fund and the Pure Foreign Fund was September 29, 1998.
**Certain fees and expenses of the Funds have been waived or reimbursed. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

      The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ATVD

Where: P    =     a hypothetical initial payment of $1,000
            T     =     the average annual total return
            n     =     the number of years and
            ATV   =     the ending redeemable value of a hypothetical $1,000
               D        payment made at the beginning of the period after taxes
                        on distribution, not after taxes on redemption.

      Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

      The average annual total return after taxes on distributions for the following periods ended August 31, 2003 were:

                                                                Inception*
                                                                  Through
          Fund                1 Year            5 Years       August 31, 2003
          ----                ------            -------       ---------------
Total Return Fund**            6.72%             5.67%             7.19%
Pure American Fund             5.68%              N/A              3.74%
Pure Foreign Fund              6.85%              N/A              8.81%
-------------------------

*Inception for the Total Return Fund was October 28, 1996. Inception for the Pure American Fund and the Pure Foreign Fund was September 29, 1998. **Certain fees and expenses of the Funds have been waived or reimbursed. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

      The Funds' quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ATVDR

Where:      P     =     a hypothetical initial payment of $1,000
            T     =     the average annual total return
            n     =     the number of years and
            ATV   =     the ending redeemable value of a hypothetical $1,000
               DR       payment made at the beginning of the period after taxes
                        on distribution and redemption.

      Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

      The average annual total return after taxes on distributions and Redemptions for the following periods ended August 31, 2003 were:

                                                                Inception*
                                                                 Through
          Fund                1 Year            5 Years       August 31, 2003
          ----                ------            -------       ---------------
Total Return Fund**            9.88%             6.19%             7.93%
Pure American Fund             8.23%              N/A              3.96%
Pure Foreign Fund              9.38%              N/A              9.67%
-------------------------

*Inception for the Total Return Fund was October 28, 1996. Inception for the Pure American Fund and the Pure Foreign Fund was September 29, 1998.
**Certain fees and expenses of the Funds have been waived or reimbursed. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.


                               OTHER INFORMATION


      The net asset value of the Funds' shares will fluctuate and is determined as of the close trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holiday: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

      Shares of the Funds may be exchanged for shares of the First American Prime Obligation Money Market Fund as provided in the Prospectus. U.S. Bancorp Fund Services, Inc., the Funds' transfer agent, receives fees based on the average daily net asset value of the shares of the Fund exchanged into the Money Market Fund, as provided in that fund's prospectus. Please request a prospectus from U.S. Bank by calling (800) 841-2858 before investing in the Money Market Fund.

      The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares of a Fund at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

      REDEMPTION-IN-KIND. It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for a Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, each Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

      Payment for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning certain tax matters relating to the securities. Payment for shares of a Fund in the form of securities will generally be treated as a taxable sale of such securities by the shareholder.

                              FINANCIAL STATEMENTS


      The Funds' annual report to shareholders for its fiscal year ended August 31, 2003 is a separate document supplied with this SAI, the financial statements, accompanying notes and report of Tait, Weller & Baker, independent accountants, appearing in such annual report are incorporated by reference in this SAI and are so incorporated by reference in reliance upon such report of Tait, Weller & Baker given upon the authority of such firm as experts in auditing and accounting.

      Copies of the Report are available, upon request and without charge, by calling the Funds at (800) 841-2858, or by writing to the following address: The Purisima Funds, 13100 Skyline Blvd., Woodside, CA 94062-4547.

      The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                    APPENDIX A


Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:


      "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

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

      "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

      Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

      "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

      "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated `Baa' are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.= Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'


      A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.


DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

      These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

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




RATING
SCALE     DEFINITION
--------------------------------------------------------------------------------
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------
AA+       High credit quality.  Protection factors are strong.  Risk is
AA        modest, but may vary slightly from time to time because of economic
AA-       conditions.

--------------------------------------------------------------------------------
A+        Protection factors are average but adequate. However, risk factors are
A         more variable and greater in periods of economic areas.
A-
--------------------------------------------------------------------------------

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